UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TPG Pace Energy Holdings Corp.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR THE SPECIAL MEETING OF STOCKHOLDERS OF TPG Pace Energy Holdings Corp. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen I. Chazen and Eduardo Tamraz (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Class A Common Stock or Class F Common Stock of TPG Pace Energy Holdings Corp. (the “Company” or “TPGE”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on July 17, 2018, at 9:00 a.m. Eastern time, at Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, NY 10103, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the Proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7, 8, 10 and 11. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark vote as indicated in this example	TPGE PACE ENERGY HOLDINGS CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, 4, 5, 6, 7, 8, 10 and 11.

(1)   The Business Combination Proposal – To consider and vote upon a proposal to approve and adopt each of the following agreements and the transactions contemplated thereby (the “business combination” and such proposal, the “Business Combination Proposal”): (a) a Contribution and Merger Agreement (as subsequently amended, the “Karnes County Contribution Agreement”) by and among the Company, TPG Pace Energy Parent LLC, a Delaware limited liability company and direct wholly owned subsidiary of the Company (“Pace LLC”), EnerVest Energy Institutional Fund XIV-A, L.P., a Delaware limited partnership (“EV XIV-A”), EnerVest Energy Institutional Fund XIV-WIC, L.P., a Delaware limited partnership (“EV XIV-WIC”), EnerVest Energy Institutional Fund XIV-2A, L.P., a Delaware limited partnership (“EV XIV-2A”), EnerVest Energy Institutional Fund XIV-3A, L.P., a Delaware limited partnership (“EV XIV-3A”), and EnerVest Energy Institutional Fund XIV-C, L.P., a Delaware limited partnership (“EV XIV-C” and, together with EV XIV-A, EV XIV-WIC, EV XIV-2A and EV XIV-3A, the “Karnes County Contributors”), pursuant to which the Company, through Pace LLC, will acquire all of the Karnes County Contributors’ collective rights, title and interest in certain oil and natural gas assets located primarily in the Karnes County portion of the Eagle Ford Shale in South Texas; (b) a Purchase and Sale Agreement by and among Pace LLC, EnerVest Energy Institutional Fund XI-A, L.P., a Delaware limited partnership (“EV XI-A”), EnerVest Energy Institutional Fund XI-WI, L.P., a Delaware limited partnership (“EV XI-WI”), EnerVest Holding, L.P., a Texas limited partnership (“EV Holding”), and EnerVest Wachovia Co-Investment Partnership, L.P., a Delaware limited partnership (“EV Co-Invest” and, together with EV XI-A, EV XI-WI and EV Holding, the “Giddings Sellers”), pursuant to which the Company, through Pace LLC, will acquire all of the Giddings Sellers’ collective rights, title and interest in certain oil and natural gas assets located in the Giddings Field of the Austin Chalk; and (c) a Membership Interest Purchase Agreement by and among Pace LLC, EV XIV-A, EV XIV-WIC and EV XIV-C (EV XIV-A, EV XIV-WIC and EV XIV-C, collectively, the “Ironwood Sellers” and, together with the Karnes County Contributors and the Giddings Sellers, the “Sellers”), pursuant to which the Company, through Pace LLC, will acquire all of the Ironwood Sellers’ approximate 35% membership interest in Ironwood Eagle Ford Midstream, LLC, a Texas limited liability company, which owns an Eagle Ford gathering system.

FOR ☐	AGAINST ☐	ABSTAIN ☐

     Stockholder Certification. I hereby certify that I am not acting in concert or as a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, with any other stockholder with respect to the Shares in connection with the proposed business combination.

STOCKHOLDER CERTIFICATION ☐

(2)   The Class B Charter Proposal – To consider and vote upon a proposal to create a new class of capital stock designated as Class B Common Stock, par value $0.0001 per share (“Class B Common Stock” and such proposal, the “Class B Charter Proposal”). The Class B Charter Proposal is conditioned on the approval of the Business Combination Proposal and the NYSE Proposal (as defined below). The full text of our proposed second amended and restated certificate of incorporation (the “Second A&R Charter”) reflecting the proposed amendments pursuant to the Class B Charter Proposal is attached to the accompanying proxy statement as Annex D.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)   The Authorized Share Charter Proposal – To consider and vote upon a proposal to increase the number of authorized shares of TPGE’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), from 200,000,000 shares to 1,300,000,000 shares (the “Authorized Share Charter Proposal”). The Authorized Share Charter Proposal is conditioned on the approval of the Business Combination Proposal and the NYSE Proposal. The full text of our proposed Second A&R Charter reflecting the proposed amendments pursuant to the Authorized Share Charter Proposal is attached to the accompanying proxy statement as Annex D.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)   The Director Term Charter Proposal – To consider and vote upon a proposal to change the term of office of members of the Company’s board of directors from a two (2) year term to a one (1) year term (the “Director Term Charter Proposal”). The Director Term Charter Proposal is conditioned on the approval of the Business Combination Proposal, the Class B Charter Proposal, the Authorized Share Charter Proposal and the NYSE Proposal. The full text of our proposed Second A&R Charter reflecting the proposed amendments pursuant to the Director Term Charter Proposal is attached to the accompanying proxy statement as Annex D.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)   The Written Consent Charter Proposal – To consider and vote upon a proposal to provide for the ability of the Company’s stockholders to act by written consent if certain conditions are met (the “Written Consent Charter Proposal”). The Written Consent Charter Proposal is conditioned on the approval of the Business Combination Proposal, the Class B Charter Proposal, the Authorized Share Charter Proposal and the NYSE Proposal. The full text of our proposed Second A&R Charter reflecting the proposed amendments pursuant to the Written Consent Charter Proposal is attached to the accompanying proxy statement as Annex D.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(6)   The Exclusive Forum Charter Proposal – To consider and vote upon a proposal to adopt Delaware as the exclusive forum for certain stockholder litigation (the “Exclusive Forum Charter Proposal”). The Exclusive Forum Charter Proposal is conditioned on the approval of the Business Combination Proposal, the Class B Charter Proposal, the Authorized Share Charter Proposal and the NYSE Proposal. The full text of our proposed Second A&R Charter reflecting the proposed amendments pursuant to the Exclusive Forum Charter Proposal is attached to the accompanying proxy statement as Annex D.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(7)   The Additional Charter Proposal – To consider and vote upon a proposal to eliminate provisions in the Company’s amended and restated certificate of incorporation relating to the Company’s initial business combination that will no longer be applicable to the Company following the closing of the business combination, change the post- combination company’s name to “Magnolia Oil & Gas Corporation” and make certain other changes that the Company’s board of directors deems appropriate for a public operating company (the “Additional Charter Proposal” and, together with the Class B Charter Proposal, the Authorized Share Charter Proposal, the Director Term Charter Proposal, the Written Consent Charter Proposal and the Exclusive Forum Charter Proposal, the “Charter Proposals”). The Additional Charter Proposal is conditioned on the approval of the Business Combination Proposal, the Class B Charter Proposal, the Authorized Share Charter Proposal and the NYSE Proposal. The full text of our proposed Second A&R Charter reflecting the proposed amendments pursuant to the Exclusive Forum Charter Proposal is attached to the accompanying proxy statement as Annex D.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(8)   The NYSE Proposal – To consider and vote upon a proposal to approve, for purposes of complying with applicable listing rules of the New York Stock Exchange, (a) the issuance of shares of Class A Common Stock and/or Class B Common Stock, if any, to the Karnes County Contributors pursuant to the Karnes County Contribution Agreement (including up to 13,000,000 shares of Class A Common Stock and/or Class B Common Stock as earnout consideration), (b) the issuance of a number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock issued to the Karnes County Contributors, if any, which shares of Class A Common Stock are issuable in the future in connection with the future redemption or exchange of units representing limited liability company interests in Pace LLC, in accordance with the Amended and Restated Limited Liability Company Agreement of Pace LLC, (c) the issuance and sale of 35,500,000 shares of Class A Common Stock in a private placement to certain qualified institutional buyers and accredited investors (including certain related persons of the Company), the proceeds of which will be used to fund a portion of the cash consideration for the business combination, (d) the issuance of up to 4,000,000 shares of Class A Common Stock to EnerVest, Ltd., an affiliate of the Sellers (“EV Ltd.”), as set forth in that certain Non-Competition Agreement between the Company and EV Ltd. (based on the achievement of certain stock price thresholds) and (e) the potential change of control of the Company in connection with the foregoing issuances of the Company’s common stock (the “NYSE Proposal”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

(10)  The LTIP Proposal – To consider and vote upon a proposal to approve and adopt the Magnolia Oil & Gas Corporation Long Term Incentive Plan (the “LTIP”) and material terms thereunder (the “LTIP Proposal”). The LTIP Proposal is conditioned on the approval of the Business Combination Proposal, the Class B Charter Proposal, the Authorized Share Charter Proposal and the NYSE Proposal. The form of the LTIP is attached to the accompanying proxy statement as Annex K.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(11)  The Adjournment Proposal – To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposals, the NYSE Proposal, the Director Election Proposal or the LTIP Proposal (the “Adjournment Proposal” and, together with the Business Combination Proposals, the Charter Proposals, the NYSE Proposal, the Director Election Proposal and the LTIP Proposal, the “Proposals”).

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposal Nos. 1, 2, 3, 4, 5, 6, 7, 8, 10 and 11. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF TPG Pace Energy Holdings Corp. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen I. Chazen and Eduardo Tamraz (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Class F Common Stock of TPG Pace Energy Holdings Corp. (the “Company” or “TPGE”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on July 17, 2018, at 9:00 a.m. Eastern time, at Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, NY 10103, and at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the Proposal listed and, unless such authority is withheld below, in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES IN PROPOSAL NO. 9. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

TPGE PACE ENERGY HOLDINGS CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 9.

(9) The Director Election Proposal – To consider and vote upon a proposal to elect seven (7) directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal (the “Director Election Proposal”).	FOR ALL ☐	AGAINST ALL ☐	FOR ALL EXCEPT ☐

Nominees:

01	Stephen Chazen
02	Arcilia Acosta
03	David Bonderman
04	Edward Djerejian
05	Chad Leat
06	Michael MacDougall
07	Dan F. Smith

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees on the line below.

Dated:

Signature

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR All Director Nominees in Proposal No. 9. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.